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                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 30th day of May, 1997 by and between ONTRO, INC., a California corporation (the "Company"), and JOHN AND CARMELLA DANNA TRUST, S.P. La Barbera, Trustee ("Danna" or "Purchaser").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

          1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Purchaser agrees, to acquire at the Closing and the Company agrees to sell and issue to Purchaser Two Hundred Twenty Two Thousand Two Hundred Twenty Two (222,222) shares of the Company's Common Stock (the "Common Stock") for the purchase price of Two Dollars and 25/100 ($2.25) per share for a total purchase price of Four Hundred Ninety Nine Thousand Nine Hundred Ninety Nine and 50/100 Dollars ($499,999.50). Subject to the terms and conditions of this Agreement, Purchaser agrees to acquire at the Closing and the Company agrees to issue at the Closing the number of shares of Common Stock set forth above.

          1.2 CLOSING. The purchase and sale of the Common Stock shall take place at the offices of the Company, at 10:00 a.m., on or before May 30, 1997, or at such other time and place as the Company and Purchaser mutually agree upon, verbally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to Purchaser a certificate representing the Common Stock which Purchaser is purchasing against delivery to the Company by Purchaser of the purchase price by confirmed wire transfer or certified funds. The Certificate(s) shall be in the name of Purchaser, or otherwise as he shall direct the Company in writing.

     2. REPRESENTATIONS AND WARRANTIES OF PURCHASER. This Agreement is made with Purchaser in reliance upon the following representation and warranties to the Company by the Purchaser:

          2.1 AUTHORIZATION. This Agreement constitutes Purchaser's valid and legally binding obligation, enforceable in accordance with its terms.

          2.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Common Stock to be received by Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.
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          2.3    DISCLOSURE OF INFORMATION.  Purchaser has received all the information it considers necessary or appropriate for deciding whether to acquire the Common Stock, including but not limited to the Company's audited financial statements dated December 31, 1996; a draft of the Company's unaudited financial statements dated March 31, 1997; and a draft of the Company's proposed prospectus as part of a Form SB-2 Registration Statement. Purchaser further represents has had an opportunity to ask questions and receive answers for the Company regarding the Company, its business and the terms and conditions of the offering of the Common Stock.

          2.4 DEVELOPMENT STAGE COMPANY. The undersigned recognizes the Company is a development stage Company, that it has an accumulated deficit and a working capital deficit, has not generated any revenue from operations and is not expected to generate any revenue from operations for some time and perhaps for years, and that proposed development expenditures are expected to result in substantial and increasing losses over at least the next year, and possibly much longer. The undersigned recognizes investment in the Company involves substantial risk, and the undersigned should not purchase the Common Stock unless it can afford the complete loss of its investment. The undersigned has taken full cognizance of and understands all of the risk factors related to the receipt of the Common Stock.

          2.5 CONFIDENTIALITY. Purchaser hereby represents, warrants and covenants he shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to Purchaser by the Company whether or not it was furnished in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Purchaser, or (b) lawfully disclosed to Purchaser by a third party who possessed such information without any obligation of confidentiality. Purchaser further covenants he shall return to the Company all tangible materials containing such information upon request by the Company.

          2.6 INVESTMENT EXPERIENCE. Purchaser is an investor in securities of companies in the development stage and acknowledges he is able to fend for himself, can bear the economic risk and complete loss of his investment and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Common Stock.

          2.7 ADVICE OF PROFESSIONALS. The undersigned has carefully considered and has been advised by the Company to have any material provided by anyone regarding the Company, including but not limited to this Stock Purchase Agreement, related documents and the acquisition of the Common Stock reviewed by independent legal counsel prior to acquisition, and to discuss with professional tax and financial advisers the suitability of Purchaser's acquisition of the Common Stock for Purchaser's particular tax and financial situation, and he has determined the Common Stock is a suitable investment. The Company specifically disclaims any representations regarding the legal, tax, or financial consequences of the purchase, other than the representation this is a high risk transaction.

          2.8 FINANCIAL STATUS. All information which the undersigned has provided to the Company concerning the undersigned and his financial position is correct as of the date set forth therein, and if there should be any change in such information prior to Purchaser's acceptance as a shareholder of the Company, the undersigned will immediately provide such information to the Company and will promptly send confirmation of such information to the Company.


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          2.9    AUTHORITY. If this Stock Purchase Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity, (i) the undersigned's execution, delivery and performance of and under this Stock Purchase Agreement, and all documents ancillary hereto, and the consummation of the transactions contemplated hereby and thereby have been duly authorized, and the undersigned is duly authorized (a) to execute and deliver this Stock Purchase Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust, estate or other entity, in connection with the issuance in its name of the Common Stock; and (b) to acquire and hold the Common Stock, (ii) such entity has not been formed for the specific purpose of acquiring the Common Stock; and (iii) when executed and delivered by the Company, will constitute such partnership's, corporation's, trust's, estate's or other entity's legal, valid and binding obligation enforceable against it in accordance with its terms.

          2.10 RESTRICTED SECURITIES. Purchaser understands the shares of Common Stock he is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), only in certain limited circumstances. In this connection Purchaser represents he is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          2.11 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Common Stock unless and until:

                 (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (b) (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have the furnished the Company with an opinion of counsel in a form satisfactory to Company and its counsel in their sole discretion, that such disposition will not require registration of such shares under the Securities Act.

          2.12 LEGENDS. It is understood that the certificates evidencing the Common Stock may bear one or all of the following legends:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                 (b) Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and section 417 and 418 of the California Corporations Code.


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          2.13   ACCREDITED INVESTOR.  Purchaser is an accredited investor as defined in Code of Federal Regulations Section 230.501(a)(Regulation D), as amended, under the Securities Act.

          2.14   REMOVAL OF LEGENDS; FURTHER COVENANTS.

                 (a)     Any legend endorsed on a certificate pursuant to
Section 2.12(a) hereof shall be removed (i) if the Common Stock represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if the Common Stock may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if Purchaser shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel in their sole discretion from attorneys reasonably acceptable to the Company and its counsel, stating a public sale, transfer or assignment of the Common Stock may be made without registration.

                 (b)     Any legend endorsed upon a certificate pursuant to
Section 2.12(a) hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if Purchaser provides the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel in their sole discretion and from attorneys reasonably acceptable to the Company and its counsel, stating that such state legend may be removed.

                 (c) Purchaser further covenants that Purchaser will not transfer the Common Stock, in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the Commission promulgated thereunder, including Rule 144 under the Securities Act. Further, Purchaser agrees, prior to the closing of the Company's initial public offering, Purchaser will not transfer any of the Common Stock in a public offering without the Company's prior consent, even if Purchaser is otherwise permitted to transfer them pursuant to Rule 144(k).

          2.15 NO REPRESENTATIONS REGARDING FUTURE RESULTS. It never has been represented, guaranteed or warranted by any broker, the Company, any of the officers, directors, shareholders, partners, employees, legal counsel, auditor or agents of the Company or its advisors, or any other persons, whether expressly or by implication, that the past performance or experience of the management of the Company, or of any other person, will in any way indicate the future results of the ownership of the Common Stock or of the Company's activities.

          2.16 ACKNOWLEDGMENT. The undersigned acknowledges he understands the meaning and legal consequences of the representations and warranties contained in this Agreement, and the undersigned hereby agrees the Company and each officer, director, employee, agent, legal counsel and controlling person thereof, past, present or future, may rely on each such representation and warranty.

          2.17 NON TRANSFERABILITY. Neither this Stock Purchase Agreement, nor any of your interests herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law.

          2.18 NO ADVERTISEMENT. The undersigned is not purchasing the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar, or any solicitation of a subscription by a person not previously known to the undersigned.


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          2.19   SURVIVAL. The foregoing representations and warranties shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive the execution and delivery of this Stock Purchase Agreement and the issuance of the Common Stock thereafter.

          2.20 INDEMNIFICATION. The undersigned shall indemnify and hold harmless the Company and/or any of its officers, employees, directors or control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning itself or its financial position in connection with the offering, sale or issuance of the Common Stock to the undersigned which is not remedied by timely notice to the Company as provided above, against losses, liabilities and expenses for which the Company or any of its respective officers, employees, agents, directors, legal counsel or control persons of any such entity which have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

          2.21 DUE EXECUTION. The undersigned agrees to execute this Stock Purchase Agreement in full and acknowledges the receipt and acceptance by the Company of such stock purchase agreement shall be a condition precedent to the issuance of the Common Stock.

     3. CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SHARES OF COMMON STOCK WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH COMMON STOCK OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF COMMON STOCK IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     4. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by Purchaser:

          4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          4.2    PAYMENT OF PURCHASE PRICE.  The purchase price specified in
Section 1.1 shall have been delivered to the Company.

          4.3 CALIFORNIA QUALIFICATION. The offer and sale to Purchaser of the Common Stock shall be exempt from qualification under the California Corporate Securities Law of 1968, as amended.


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     5.   MISCELLANEOUS.

          5.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          5.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding of the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assignees any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          5.3 GOVERNING LAW VENUE. This Agreement shall be governed by and construed under the laws of the State of California, irrespective of its choice of law principles. Any action brought in connection with this Agreement shall only be brought in a court located in San Diego County, California.

          5.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          5.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex or telecopier, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other parties.

          5.7 FINDERS' FEE. Each party represents the other will not be obligated for any finders' fee or commission in connection with this transaction. Purchaser agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser is responsible.

          The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          5.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in particular instance and wither retroactively or prospectively), only with the written consent of the Company and Purchaser.


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          5.9    SEVERABILITY.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                   ONTRO, INC.
                                   a California corporation



                                   By: /s/ James A. Scudder
                                      -----------------------------
                                      James A. Scudder, President



                                   PURCHASER:

                                   JOHN AND CARMELLA DANNA TRUST


                                   By: /s/ S. P. La Barbera
                                      -----------------------------
                                      S. P. La Barbera, Trustee


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